UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2020 (March 11, 2020)

Gadsden Properties, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-11635	59-2058100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15150 North Hayden Road, Suite 235, Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

480-530-3495

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

5.02        Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers

Appointment of Director

On March 11, 2020, the Board of Directors of Gadsden Properties, Inc. (OTC/TASE: GADS and the “Company”) elected Michael Cha to the Board and appointed him as Chairman of the Company’s Audit Committee. Mr. Cha was appointed until his successor is duly elected and qualified. There are no family relationships among Mr. Cha and any existing director or officer. There are also no arrangements or understandings between Mr. Cha and any other persons pursuant to which he was selected as a director. There has been no transaction, nor is there any currently proposed transaction, between Mr. Cha and any other director, officer or the Company that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Cha has been the Senior Trader and Senior Energy Analyst at BBT Capital Management Advisors LLC, the Connecticut-based hedge fund for the Bass Family of Fort Worth, Texas for the past 14 years. He was head trader for the $1billion long-short energy and utilities fund, managing beta exposure, prime brokerage, portfolio allocation, and directing commission schedules for over 40 institutional brokers. From 2016 through January 2019 he was also responsible for identifying, analyzing and managing the investments in the hedge fund.

Prior to that, Mr. Cha was a founding member of J.P. Morgan’s corporate debt and equity securities division in 1989-1990 following the repeal of the Glass-Steagall Act, when the J.P. Morgan was first granted powers to underwrite corporate securities. He brought the first equity-linked public offering by any commercial bank since 1933, when he led the due diligence, roadshow, and research coverage on a Dow Chemical Exchangeable Note in 1991. At J.P. Morgan, Mr. Cha led the Independent Power Producer (IPP) sector research team where he raised the firm to number 3 in the IPP equity underwriting league tables from a previously unranked position. He later headed the Oil and Gas Exploration and Production (E&P) sector research team and lead or co-managed over 30 primary and secondary offerings, elevating J.P. Morgan to number 1 in the E&P league tables from a previously unranked position. He conducted due diligence, built financial models, published research, and marketed globally on over 25 energy companies with assets in North America, Asia, FSU, South America, and West Africa.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

GADSDEN PROPERTIES, INC.

Date: March 17, 2020	By:	/s/ Douglas Funke
Douglas Funke
Chief Executive Officer

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